EX-99.19a-1

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	November-2024
Distribution amount per share	$0.01989

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00636	32%	0.11514	48%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01353	68%	0.12473	52%
Other Capital Source
Total (per common share)	0.01989	100%	0.23987	100%
Average annual total return (in relation to NAV) for the five years ended 10-31-2024					-0.17%
Annualized current distribution rate expressed as a percentage of month end NAV as of 10-31-2024					7.34%
Cumulative total return (in relation to NAV) for the fiscal year through 10-31-2024					5.55%
Cumulative fiscal year distributions as a percentage of NAV as of 10-31-2024					7.38%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-1124

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October-2024
Distribution amount per share	$0.02040

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.01061	52%	0.10779	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00979	48%	0.11219	51%
Other Capital Source
Total (per common share)	0.02040	100%	0.21998	100%
Average annual total return (in relation to NAV) for the five years ended 9-30-2024				0.41%
Annualized current distribution rate expressed as a percentage of month end NAV as of 9-30-2024				7.29%
Cumulative total return (in relation to NAV) for the fiscal year through 9-30-2024				8.43%
Cumulative fiscal year distributions as a percentage of NAV as of 9-30-2024				6.55%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-1024

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	September-2024
Distribution amount per share	$0.02021

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.01112	55%	0.09779	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00909	45%	0.10179	51%
Other Capital Source
Total (per common share)	0.02021	100%	0.19958	100%
Average annual total return (in relation to NAV) for the five years ended 8-31-2024				0.05%
Annualized current distribution rate expressed as a percentage of month end NAV as of 8-31-2024				7.26%
Cumulative total return (in relation to NAV) for the fiscal year through 8-31-2024				7.13%
Cumulative fiscal year distributions as a percentage of NAV as of 8-31-2024				5.98%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-0924

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	August-2024
Distribution amount per share	$0.01984

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00873	44%	0.08610	48%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01111	56%	0.09327	52%
Other Capital Source
Total (per common share)	0.01984	100%	0.17937	100%
Average annual total return (in relation to NAV) for the five years ended 7-31-2024				0.24%
Annualized current distribution rate expressed as a percentage of month end NAV as of 7-31-2024				7.19%
Cumulative total return (in relation to NAV) for the fiscal year through 7-31-2024				5.52%
Cumulative fiscal year distributions as a percentage of NAV as of 7-31-2024				5.42%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-0824

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	July-2024
Distribution amount per share	$0.01980

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.01188	60%	0.07817	49%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00792	40%	0.08136	51%
Other Capital Source
Total (per common share)	0.01980	100%	0.15953	100%
Average annual total return (in relation to NAV) for the five years ended 6-30-2024				-0.14%
Annualized current distribution rate expressed as a percentage of month end NAV as of 6-30-2024				7.29%
Cumulative total return (in relation to NAV) for the fiscal year through 6-30-2024				3.28%
Cumulative fiscal year distributions as a percentage of NAV as of 6-30-2024				4.89%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-0724

MFS® Government Markets Income Trust

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	June-2024
Distribution amount per share	$0.01964

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund’s fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown of	Total cumulative	% Breakdown of the total
			distributions for the	cumulative distributions
	distribution	current distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	0.00923	47%	0.06567	47%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.01041	53%	0.07406	53%
Other Capital Source
Total (per common share)	0.01964	100%	0.13973	100%
Average annual total return (in relation to NAV) for the five years ended 5-31-2024				-0.08%
Annualized current distribution rate expressed as a percentage of month end NAV as of 5-31-2024				7.25%
Cumulative total return (in relation to NAV) for the fiscal year through 5-31-2024				2.31%
Cumulative fiscal year distributions as a percentage of NAV as of 5-31-2024				4.30%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax- reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

MGFSN-0624